AMERICA ONLINE, INC.

           1992 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK OPTION PLAN
                 (AS AMENDED AND RESTATED THROUGH NOVEMBER 1997)


1.   PURPOSES OF THE PLAN.

     The Plan is intended to encourage ownership of Shares by Key Employees and directors of and certain consultants to the Company in order to attract such people, to induce them to work for the benefit of the Company or of an Affiliate, and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs and Non-Qualified Options.

2.   DEFINITIONS.

     Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this America Online, Inc. 1992 Employee, Director and Consultant Stock Option Plan, have the following meanings:

               Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

          Affiliate, with respect to ISOs, means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect, and with respect to Non-Qualified Options, means any corporation, company or other entity such that the Company directly or indirectly, through one or more intermediaries, owns or controls the greater of (i) 25% of the voting power or outstanding securities of such corporation, company or other entity; or (ii) such amount of voting or outstanding securities or has other controlling interest such that the Shares and the Options would qualify for registration on Form S-8, all as determined by the Administrator.

               Board of Directors means the Board of Directors of the Company.

               Code means the United States Internal Revenue Code of 1986, as amended.

               Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

               Common Stock means shares of the Company's common stock, $.01 par value per share.

               Company means America Online, Inc., a Delaware corporation.

               Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

               Fair Market Value of a Share of Common Stock means:

               (1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last price of the Common Stock on the Composite Tape or other comparable reporting system for the applicable date, or if the applicable date is not a trading day, the trading day immediately preceding the applicable date;

               (2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date; and

               (3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

               ISO means an option meant to qualify as an incentive stock option under Section 422 of the Code.

               Key Employee means an employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Options under the Plan.

               Non-Qualified Option means an option which is not intended to qualify as an ISO.

               Option means an ISO or Non-Qualified Option granted under the Plan.

               Option Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

               Participant means a Key Employee, director or consultant to whom one or more Options are granted under the Plan. As used herein, "Participant" shall include "Participant's Survivors" where the context requires.

               Plan means this America Online, Inc. 1992 Employee, Director and Consultant Stock Option Plan.

               Shares means shares of the Common Stock as to which Options have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued upon exercise of Options granted under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

               Survivors means a deceased Participant's legal representatives and/or any person or persons who acquired the Participant's rights to an Option by will or by the laws of descent and distribution.


3.   SHARES SUBJECT TO THE PLAN.

     The number of Shares which may be issued from time to time pursuant to this Plan shall be 46,080,000 or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 16 of the Plan.

     If an Option ceases to be "outstanding", in whole or in part, the Shares which were subject to such Option shall be available for the granting of other Options under the Plan. Any Option shall be treated as "outstanding" until such Option is exercised in full, or terminates or expires under the provisions of the Plan, or by agreement of the parties to the pertinent Option Agreement.

4.   ADMINISTRATION OF THE PLAN.

     The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

          a. Interpret the provisions of the Plan or of any Option or Option Agreement and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

          b. Determine which employees of the Company or of an Affiliate shall be designated as Key Employees and which of the Key Employees, directors and consultants shall be granted Options;

          c. Determine the number of Shares for which an Option or Options shall be granted, provided, however, that in no event shall Options to purchase more than 2,000,000 Shares be granted to any Participant in any fiscal year; and

          d. Specify the terms and conditions upon which an Option or Options may be granted;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Option granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. The Administrator's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Options under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Administrator shall be entitled, among other things, to make non uniform and selective determinations, and to enter into non uniform and selective Option Agreements, as to (a) the persons to receive Options under the Plan, (b) the terms and provisions of Options under the Plan, and whether a termination of service with the Company and any Affiliate has occurred.


5.   ELIGIBILITY FOR PARTICIPATION.

     The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be a Key Employee, director or consultant of the Company or of an Affiliate at the time an Option is granted. Members of the Company's Board of Directors who are not employees of the Company or of an Affiliate may receive options pursuant to Paragraph 6, Subparagraph A(f), but only pursuant thereto. Notwithstanding any of the foregoing provisions, the Administrator may authorize the grant of an Option to a person not then an employee, director or consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Option shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Option Agreement evidencing such Option. ISOs may be granted only to Key Employees. Non-Qualified Options may be granted to any Key Employee, director or consultant of the Company or an Affiliate. The granting of any Option to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Options.


6.   TERMS AND CONDITIONS OF OPTIONS.

     Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the stockholders of the Company of this Plan or any amendments thereto.

          A. Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

          a. Option Price: The option price (per share) of the Shares covered by each Option shall be determined by the Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value (per share) of the Shares on the date of grant of the Option.

                    b. Each Option Agreement shall state the number of Shares to which it pertains;

                    c. Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events; and

                    d. Exercise of any Option may be conditioned upon the Participant's execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other stockholders, including requirements that:

                              i.   The Participant's or the Participant's
                    Survivors' right to sell or transfer the Shares may be restricted; and

                              ii.  The Participant or the Participant's
                    Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

          e. Limitation on Grant of Non-Qualified Options: No Non-Qualified Option shall be granted after the date provided in Paragraph 22 of this Plan.

          f. Directors' Options: Each director of the Company who is not an employee of the Company or any Affiliate, upon first being elected or appointed to the Board of Directors, shall be granted a Non-Qualified Option to purchase 10,000 shares; provided, however, that the Administrator shall be entitled to grant an Option for such higher number of shares as may be appropriate (as determined by the Administrator) for recruitment purposes. On the date following the annual meeting of stockholders of the Company each year, giving effect to the election of any director or directors at such annual meeting of stockholders, each director who is not an employee of the Company or any Affiliate and who has served at least six months as a director shall be granted a Non-Qualified Option to purchase 10,000 Shares. In addition, on date following the annual meeting of stockholders of the Company each year, giving effect to the election of any director or directors at such annual meeting of stockholders, each director who is not an employee of the Company or any Affiliate and who serves on the Compensation Committee or the Audit Committee of the Board of Directors (or other committee designated by the Board of Directors to be entitled to receive options under this sentence) shall be granted a Non-Qualified Option to purchase 5,000 shares; provided, further, that on such date, each such director who serves as the Chair of such committee shall be granted an additional Option to purchase 5,000 shares. The grants for service as a committee member or Chair shall cover service on all eligible committees and shall not be cumulative for service on more than one committee. Each Option granted pursuant to this Section 6(A)(f) shall (i) have an exercise price equal to the Fair Market Value (per share) of the Shares on the date of grant of the Option, (ii) have a term of ten (10) years, and (iii) be immediately exercisable (subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act")). The Board of Directors may amend this Section 6(A)(f) to increase, reduce, eliminate, or institute option grants for Board, Committee, or other individual or collective service under this Plan.

          B. ISOs: Each Option intended to be an ISO shall so state and shall be issued only to a Key Employee and be subject to at least the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

                    a. Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(A) above, except clauses (a) and (f) thereunder.

                    b. Option Price: Immediately before the Option is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

                              i.   Ten percent (10%) or less of the total
                    combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each Option shall not be less than one hundred percent (100%) of the Fair Market Value per share of the Shares on the date of the grant of the Option.

                              ii. More than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each Option shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant.

                    c.   Term of Option:  For Participants who own

                              i.   Ten percent (10%) or less of the total
                    combined voting power of all classes of stock of the Company or an Affiliate, each Option shall terminate not more than ten (10) years from the date of the grant or at such earlier time as the Option Agreement may provide.

                              ii. More than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate, each Option shall terminate not more than five (5) years from the date of the grant or at such earlier time as the Option Agreement may provide.

                    d. Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of Options which may be exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed one hundred thousand dollars ($100,000), provided that this subparagraph (d) shall have no force or effect if its inclusion in the Plan is not necessary for Options issued as ISOs to qualify as ISOs pursuant to Section 422(d) of the Code.

          e. Limitation on Grant of ISOs: No ISOs shall be granted after February 3, 2002, the date which is the earlier of ten (10) years from the date of the adoption of the Plan by the Company and the date of the approval of the Plan by the shareholders of the Company.


          f. To the extent that an Option which is intended to be an ISO fails to so qualify, it shall be treated as a Non-Qualified Option.

7.   EXERCISE OF OPTIONS AND ISSUE OF SHARES.

     An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal executive office address, together with provision for payment of the full purchase price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such written notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option, or (c) at the discretion of the Administrator, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (e) at the discretion of the Administrator, through such other method of payment approved by the Administrator, or (f) at the discretion of the Administrator, by any combination of (a), (b), (c), (d) and (e) above. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

     The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant's Survivors, as the case may be). In determining what constitutes "reasonably promptly," it is expressly understood that the delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or "blue sky" laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be evidenced by an appropriate certificate or certificates for fully paid, non-assessable Shares.

     The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to any Key Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 19) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(B)(d).

     The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) if any amendment is materially adverse to the Participant, any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant's Survivors, and (iii) any such amendment of any ISO shall be made only after the Administrator, after consulting with counsel for the Company, determines whether such amendment would constitute a "modification" of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of such ISO.

8.   RIGHTS AS A STOCKHOLDER.

     No Participant to whom an Option has been granted shall have rights as a stockholder with respect to any Shares covered by such Option, except after due exercise of the Option and tender of the full purchase price for the Shares being purchased pursuant to such exercise (and satisfaction of such other conditions for the transfer of Shares as may be required pursuant to the Option) and registration of the Shares in the Company's share register in the name of the Participant.

9.   ASSIGNABILITY AND TRANSFERABILITY OF OPTIONS.

     By its terms, an Option granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as otherwise determined by the Administrator and set forth in the applicable Option Agreement. The designation of a beneficiary of an Option by a Participant shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, an Option shall be exercisable, during the Participant's lifetime, only by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Option or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon an Option, shall be null and void.


10. EFFECT OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE" OR DEATH OR DISABILITY.

     Except as otherwise provided in the pertinent Option Agreement, in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the Participant has exercised all Options, the following rules apply:

          a. A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination "for cause", Disability, or death for which events there are special rules in Paragraphs 11, 12, and 13, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in the pertinent Option Agreement.

          b. Except as provided in Subparagraph (c) below, or Paragraph 12 or 13, in no event may an Option Agreement provide, if the Option is intended to be an ISO, that the time for exercise be later than three
          (3) months after the Participant's termination of employment.

          c. The provisions of this Paragraph, and not the provisions of Paragraph 12 or 13, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy, provided, however, in the case of a Participant's Disability or death within three (3) months after the termination of employment, director status or consultancy, the Participant or the Participant's Survivors may exercise the Option within one (1) year after the date of the Participant's termination of employment, but in no event after the date of expiration of the term of the Option.

          d. Notwithstanding anything herein to the contrary, if subsequent to a Participant's termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute "cause" (as defined in Section 11 below), then such Participant shall forthwith cease to have any right to exercise any Option.

          e. A Participant to whom an Option has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 2 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator or the Option Agreement may otherwise expressly provide.

     f. Except as required by law or as set forth in the pertinent Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant's status within or among the Company and any Affiliates, so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.


11.  EFFECT OF TERMINATION OF SERVICE "FOR CAUSE".

     Except as otherwise provided in the pertinent Option Agreement, the following rules apply if the Participant's service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated "for cause" prior to the time that all his or her outstanding Options have been exercised:

          a. All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated for "cause" will immediately be forfeited.

          b. For purposes of this Plan, "cause" shall include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of "cause" will be conclusive on the Participant and the Company.

          c. "Cause" is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause," then the right to exercise any Option is forfeited.

          d. Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to such Participant.


12.  EFFECT OF TERMINATION OF SERVICE FOR DISABILITY.

     Except as otherwise provided in the pertinent Option Agreement, a Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

          a. To the extent exercisable but not exercised on the date of Disability; and

          b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights as would have accrued had the Participant not become Disabled prior to the end of the accrual period which next ends following the date of Disability. The proration shall be based upon the number of days of such accrual period prior to the date of Disability.

     A Disabled Participant may exercise such rights only within the period ending one (1) year after the date of the Participant's termination of employment, directorship or consultancy, as the case may be, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

     The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.


13.  EFFECT OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

     Except as otherwise provided in the pertinent Option Agreement, in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant's Survivors:

          a.   To the extent exercisable but not exercised on the date of death;
          and

          b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights which would have accrued had the Participant not died prior to the end of the accrual period which next ends following the date of death. The proration shall be based upon the number of days of such accrual period prior to the Participant's death.

     If the Participant's Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one (1) year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.


14.  PURCHASE FOR INVESTMENT.

     Unless the offering and sale of the Shares to be issued upon the particular exercise of an Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

          a. The person(s) who exercise(s) such Option shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise of such grant:

                         "The shares represented by this certificate have been
               taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either
               (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws."

          b. At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the 1933 Act without registration thereunder.

     The Company may delay issuance of the Shares until completion of any action or obtaining of any consent which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws.)

15.  DISSOLUTION OR LIQUIDATION OF THE COMPANY.

     Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant's Survivors have not otherwise terminated and expired, the Participant or the Participant's Survivors will have the right immediately prior to such dissolution or liquidation to exercise any Option to the extent that the Option is exercisable as of the date immediately prior to such dissolution or liquidation.


16.  ADJUSTMENTS.

     Upon the occurrence of any of the following events, a Participant's rights with respect to any Option granted to him or her hereunder which has not previously been exercised in full shall be adjusted as hereinafter provided, unless otherwise specifically provided in the pertinent Option Agreement:

     A. Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise of such Option may be appropriately increased or decreased proportionately, and appropriate adjustments may be made in the purchase price per share to reflect such subdivision, combination or stock dividend. The number of Shares subject to options to be granted (i) to directors pursuant to Paragraph 6(A)(f) or (ii) pursuant to Paragraph 4(c), shall also be proportionately adjusted upon the occurrence of such events.

     B. Consolidations or Mergers. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or capital stock of the Company or otherwise (an "Acquisition"), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the shares subject to such Options (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph) over the exercise price thereof.

     C. Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company (other than a transaction described in Subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities which would have been received if such Option had been exercised prior to such recapitalization or reorganization.

     D. Modification of ISOs. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph A, B or C with respect to ISOs shall be made only after the Administrator, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Administrator determines that such adjustments made with respect to ISOs would constitute a "modification" of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such "modification" on his or her income tax treatment with respect to the ISO.


17.  ISSUANCES OF SECURITIES.

     Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company.


18.  FRACTIONAL SHARES.

     No fractional shares shall be issued under the Plan and the person exercising such right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.


19.  CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

     The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant's ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.


20.  WITHHOLDING.

     In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act ("F.I.C.A.") withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant's salary, wages or other remuneration in connection with the exercise of an Option or a Disqualifying Disposition (as defined in Paragraph 21), the Company may withhold from the Participant's compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company's Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 2 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant's payment of such additional withholding.


21.  NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

     Each Key Employee who receives an ISO must agree to notify the Company in writing immediately after the Key Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such shares before the later of (a) two years after the date the Key Employee was granted the ISO, or
(b) one year after the date the Key Employee acquired Shares by exercising the ISO. If the Key Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.


22.  TERMINATION OF THE PLAN.

     The Plan will terminate on February 3, 2002, the date which is ten (10) years from the earlier of the date of its adoption and the date of its approval by the stockholders of the Company. The Plan may be terminated at an earlier date by vote of the stockholders of the Company; provided, however, that any such earlier termination will not affect any Options granted or Option Agreements executed prior to the effective date of such termination.

23.  AMENDMENT OF THE PLAN AND AGREEMENTS.

     The Plan may be amended by the stockholders of the Company. The Plan may also be amended by the Board of Directors or the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Options granted under the Plan or Options to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, for as long as the Company has a class of stock registered pursuant to
Section 12 of the 1934 Act and to the extent necessary to qualify the shares issuable upon exercise of any outstanding Options granted, or Options to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires stockholder approval shall be subject to obtaining such stockholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, materially adversely affect his or her rights under an Option previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Option Agreements in a manner which may be materially adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Option Agreements may be amended by the Administrator in a manner which is not materially adverse to the Participant.

24.  EMPLOYMENT OR OTHER RELATIONSHIP.

     Nothing in this Plan or any Option Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

     All Options shall constitute a special incentive payment to the Participant and shall not be taken into account in computing the amount of salary or compensation of the Participant for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or under any agreement between the Company and the Participant, unless such plan or agreement specifically provides otherwise.


25.  GOVERNING LAW.

     This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

                                                             1992 Plan/Version 1

                      NON-QUALIFIED STOCK OPTION AGREEMENT
                              AMERICA ONLINE, INC.


     AGREEMENT made as of the Date of Grant set forth on the Notice Of Grant of Stock Options attached hereto (the "Notice"), between AMERICA ONLINE, INC. (the "Company"), a Delaware corporation having a principal place of business in Vienna, Virginia and the Participant.

     WHEREAS, the Company desires to grant to the Participant an Option to purchase shares of its common stock, $.01 par value (the "Shares") under and for the purposes of the 1992 Employee, Director and Consultant Stock Option Plan of the Company (the "Plan");

     WHEREAS, the Company and the Participant understand and agree that any terms used and not defined herein have the same meanings as in the Plan or the Notice as applicable;

     WHEREAS, the Company and the Participant each intend that the Option granted herein shall be a Non-Qualified Stock Option.

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

     1.   GRANT OF OPTION.

     The Company hereby irrevocably grants to the Participant the right and option to purchase all or any part of an aggregate of such number of Shares as is set forth in the Notice, on the terms and conditions and subject to all the limitations set forth herein and in the Plan, which is incorporated herein by reference. The Participant acknowledges receipt of a copy of the Plan.

     2.   PURCHASE PRICE.

     The purchase price of the Shares covered by the Option shall be as set forth in the Notice, subject to adjustment, as provided in the Plan, in the event of a stock split, reverse stock split or other events affecting the holders of Shares. Payment shall be made in accordance with Paragraph 7 of the Plan.

     3.   EXERCISE OF OPTION.

     Subject to the terms and conditions set forth in this Agreement and the Plan, the Option granted hereby shall be exercisable according to the Vesting Schedule as set forth in the Notice.

     Such rights are cumulative and are subject to the other terms and conditions of this Agreement and the Plan.


     Should the Company (i) merge or consolidate with another corporation under circumstances where the Company is not the surviving corporation, (ii) sell all or substantially all of its assets, (iii) liquidate or dissolve, or (iv) register the transfer of eighty percent (80%) or more of its outstanding Common Stock to persons who were not owners (or considered to be owners pursuant to Section 318 of the Code) of Common Stock immediately prior to such transfer, and the Participant continues his/her employment with the Company, or its successor, for a period of not less than twelve (12) months from the date of the merger, sale or transfer then 100% of such Option not yet vested shall vest at the end of such 12-month term, and the holder of this Option shall have the right to exercise any and all of the Option shares, unless this Option has otherwise expired or been terminated pursuant to its terms or the terms hereof.

     At any time after the Company is involved in a merger, consolidation, sale or transfer as described above, and

     a) the Participant shall fail to be vested with power and authority analogous to the Participant's title and/or office prior to the merger, consolidation, sale or transfer, or

     b) the Participant shall lose any significant duties or responsibilities attending such office, or

     c) if there shall occur a reduction in the Participant's base compensation, or

     d) the Participant's employment with the Company, or its successor, is terminated without cause, then 100% of such option not yet vested shall immediately vest and the holder of this Option shall have the right, immediately prior to the effectiveness of consummation of such event, to exercise any and all of the Option shares, unless this option has otherwise expired or been terminated pursuant to its terms or the terms hereof.

     4.   TERM OF OPTION.

     The Option shall terminate ten (10) years from the date of this Agreement, but shall be subject to earlier termination as provided herein or in the Plan.

     If the Participant ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than death or Disability or termination for "cause" as defined in the Plan), the Option may be exercised within ninety (90) days after the date the Participant ceases to be an employee, director or consultant of the Company or an Affiliate, or within the originally prescribed term of the Option, whichever is earlier, but may not be exercised thereafter. In such event, the Option shall be exercisable only to the extent that the right to purchase Shares under this Agreement or the Plan has accrued and is in effect at the date of such cessation of employment, consultancy or directorship. The provisions of this paragraph shall apply if the Participant subsequently becomes disabled or dies after ceasing to be an employee, consultant or director, provided, however, in the case of the Participant's death within three (3) months after ceasing to be an employee, consultant or director, the Option may be exercised by the Participant's Survivors within one
(1) year after the date of the Participant's death but in no event after the date of expiration of the term of the Option.

     In the event the Participant's employment, directorship or consultancy is terminated for "cause" (as defined in the Plan), the Participant's right to exercise any unexercised portion of this Option shall cease forthwith, and this Option shall thereupon terminate. Notwithstanding anything herein to the contrary, if subsequent to the Participant's termination as an employee, director or consultant but prior to the exercise of the Option, the Board of Directors of the Company determines that, either prior or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute "cause," then the Participant shall forthwith cease to have any right to exercise the Option.

     In the event of the Disability of the Participant, as determined in accordance with the Plan, the Option shall be exercisable within one (1) year after the date of such Disability or, if earlier, the term originally prescribed by the Option. In such event, the Option shall be exercisable:

     a) to the extent that the right to purchase the Shares hereunder has accrued on the date the Participant becomes Disabled and is in effect as of the date of Disability; and

     b) in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights as would have accrued had the Participant not become Disabled prior to the end of the particular year.
The proration shall be based upon the number of days of the accrual period during which the Participant was not Disabled.

     In the event of the death of the Participant while an employee, consultant or director of the Company or of an Affiliate, the Option:

     x)   to the extent exercisable but not exercised as of the date of death;
and

     y) in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights to exercise the Option as would have accrued had the Participant not died during that year.

may be exercised by the Participant's Survivors. The proration shall be based upon the number of days during the accrual period prior to the Participant's death. In such event, the Option must be exercised, if at all, within one (1) year after the date of death of the Participant or, if earlier, within the originally prescribed term of the Option.

     5.   METHOD OF EXERCISING OPTION.

     Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Company, at the principal executive office of the Company. Such notice shall state the election to exercise the Option and the number of Shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option, and shall be in substantially the form attached hereto as Exhibit A. Payment of the full purchase price for such Shares shall be made in accordance with Paragraph 7 of the Plan, and the Company shall deliver a certificate or certificates representing such Shares as soon as practicable after the notice shall be received, provided, however, that the Company may delay issuance of such Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws). The certificate or certificates for the Shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by the Participant and if the Participant shall so request in the notice exercising the Option, shall be registered in the name of the Participant and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event the Option shall be exercised, pursuant to Section 4 hereof, by any person or persons other than the Participant, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

     6.   PARTIAL EXERCISE.

     Exercise of this Option to the extent above stated may be made in part at any time and from time-to-time within the above limits, except that no fractional share shall be issued pursuant to this Option.

     7.   NON-ASSIGNABILITY.

     The Option shall not be transferable by the Participant otherwise than by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant. Except as provided in the preceding sentence, the Option shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any rights granted hereunder contrary to the provisions of this Section 7, or the levy of any attachment or similar process upon the Option or such rights, shall be null and void.

     8.   NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE.

     The Participant shall have no rights as a stockholder with respect to Shares subject to this Agreement until a stock certificate therefore has been issued to the Participant and is fully paid for. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date such stock certificate is issued.


     9.   CAPITAL CHANGES AND BUSINESS SUCCESSIONS.

     The Plan contains provisions covering the treatment of Options in a number of contingencies such as stock splits and mergers. Provisions in the Plan for adjustment with respect to stock subject to Options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.


 10. TAXES AND WITHHOLDING.

     The Participant acknowledges that upon exercise of the Option the Participant will be deemed to have taxable income measured by the difference between the then fair market value of the Shares received upon exercise and the price paid for such Shares pursuant to this Agreement (the "Taxable Income"). The Participant acknowledges that any income or other taxes due from him or her with respect to this Option or the Shares issuable pursuant to this Option shall be the Participant's responsibility.

     If the Company in its discretion determines that it is obligated to withhold income taxes with respect to the exercise of the Option, the Participant hereby agrees that the Company may withhold from the Participant remuneration, if any, the appropriate amount of federal, state and local withholding attributable to such amount that is considered compensation includible in such person's gross income.

 11. PURCHASE FOR INVESTMENT.

     Unless the offering and sale of the Shares to be issued upon the particular exercise of the Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

     a) The person(s) who exercise the Option shall warrant to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Option Shares issued pursuant to such exercise:

          "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws; and

     b) If the Company so requires, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the Act without registration thereunder. Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

 12. NO OBLIGATION TO EMPLOY.

     The Company is not by the Plan or this Option or any other agreement obligated to continue the Participant as an employee, consultant or director of the Company.

 13. NOTICES.

     Any notices required or permitted by the terms of this Agreement or the Plan shall be given by recognized courier service, facsimile, registered or certified mail, return receipt requested, addressed as follows:

     To the Company:        AMERICA ONLINE, INC.
                            8619 Westwood Center Drive
                            Vienna, Virginia 22182

     To the Participant:     As set forth in the Notice.

or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given when mailed in accordance with the foregoing provisions.

14.  GOVERNING LAW.

     This Agreement shall be construed and enforced in accordance with the law of the State of Delaware.

 15. BENEFIT OF AGREEMENT.

     Subject to the provisions of the Plan and the other provisions hereof, this Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

 16. ENTIRE AGREEMENT.

     This Agreement, together with the Plan, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement not expressly set forth in this Agreement shall affect or be used to interpret, change or restrict, the express terms and provisions of this Agreement, provided, however, in any event, this Agreement shall be subject to and governed by the Plan.

 17. MODIFICATIONS AND AMENDMENTS.

     The terms and provisions of this Agreement may be modified or amended only by written agreement executed by all parties hereto.

 18. WAIVERS AND CONSENTS.

     The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

     19. HOLDING PERIOD APPLICABLE TO PERSONS SUBJECT TO
         SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934.

     If the Participant to whom the Option has been granted pursuant to this Agreement is subject to Section 16 of the Securities Exchange Act of 1934, then at least six (6) months must elapse from the date of grant of the Option to the date of disposition of the Shares.



                                    Exhibit A

                NOTICE OF EXERCISE OF NON-QUALIFIED STOCK OPTION

To:  AMERICA ONLINE, INC.

IMPORTANT NOTICE: This form of Notice of Exercise may only be used at such time as the Company has filed a Registration Statement with the Securities and Exchange Commission under which the issuance of the Shares for which this exercise is being made are registered and such Registration Statement remains effective.

Ladies and Gentlemen:

     I hereby exercise my Non-qualified Stock Option to purchase shares (the "Shares") of the common stock, $.01 par value, of AMERICA ONLINE,
INC. (the "Company"), at the exercise price of $                 per share,
pursuant to and subject to the terms of that certain Non-qualified Stock Option
Agreement between the undersigned and the Company dated                  , 199
 .

     I understand the nature of the investment I am making and the financial risks thereof. I am aware that it is my responsibility to have consulted with competent tax and legal advisors about the relevant national, state and local income tax and securities laws affecting the exercise of the Option and the purchase and subsequent sale of the Shares.

     I am paying the option exercise price for the Shares as follows:
_____________________________________________________________________________.

     If I am subject to Section 16 of the Securities Exchange Act of 1934, I understand that at least six (6) months must elapse from the date of grant of the Option to the date of disposition of the Shares.

     Please issue the stock certificate for the Shares (check one):

               _____     to me

               _____     to me and _______ as joint tenants with right of
survivorship

     and mail the certificate to me at the following address:
     ________________________________________________________________
     ________________________________________________________________




     My mailing address, if different from the address listed above, for shareholder communications is:
     ________________________________________________________________
     ________________________________________________________________




                                   Very truly yours,



                                   __________________________________
                                   Participant (signature)

                                   __________________________________
                                   Print Name

                                   __________________________________
                                   Date

                                   __________________________________
                                   Social Security Number


                                                             1992 Plan/Version 2

                      NON-QUALIFIED STOCK OPTION AGREEMENT

                              AMERICA ONLINE, INC.

     THIS AGREEMENT is made as of the Date of Grant set forth on the Notice of Grant of Stock Options attached hereto (the "Notice") between America Online, Inc. (the "Company"), a Delaware corporation having a principal place of business in Dulles, Virginia, and the Participant.

     WHEREAS, the Company desires to grant to the Participant an Option to purchase shares of its common stock, $.01 par value per share (the "Shares"), under and for the purposes set forth in the Company's 1992 Employee, Director and Consultant Stock Option Plan (the "Plan");

     WHEREAS, the Company and the Participant understand and agree that any terms used and not defined herein have the same meanings as in the Plan; and

     WHEREAS, the Company and the Participant each intend that the Option granted herein shall be a Non-Qualified Option.

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

     1.   GRANT OF OPTION.

     The Company hereby grants to the Participant the right and option to purchase all or any part of an aggregate of such number of Shares as is set forth in the Notice, on the terms and conditions and subject to all the limitations set forth herein and in the Plan, which is incorporated herein by reference.

     2.   PURCHASE PRICE.

     The purchase price of the Shares covered by the Option shall be as set forth in the Notice, subject to adjustment, as provided in the Plan, in the event of a stock split, reverse stock split or other events affecting the holders of Shares. Payment shall be made in accordance with Paragraph 7 of the Plan.

     3.   EXERCISE OF OPTION.

     Subject to the terms and conditions set forth in this Agreement and the Plan, the Option granted hereby shall be exercisable according to the Vesting Schedule set forth on the Notice.

     The foregoing rights are cumulative and are subject to the other terms and conditions of this Agreement and the Plan.

     4.   TERM OF OPTION.

     Unless earlier terminated pursuant to the provisions of this Agreement or the Plan, the unexercised portion of the Option shall expire and cease to be exercisable at 5:00 p.m. on the tenth anniversary of the date of this Agreement.

     If the Participant ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than the death or Disability of the Participant or termination of the Participant for "cause" (as defined in the Plan)) the Option may be exercised, if it has not previously terminated, within ninety (90) days after the date the Participant ceases to be an employee, director or consultant of the Company or an Affiliate, or within the originally prescribed term of the Option, whichever is earlier, but may not be exercised thereafter. In such event, the Option shall be exercisable only to the extent that the Option has become exercisable and is in effect at the date of such cessation of employment, directorship or consultancy.

     Notwithstanding the foregoing, in the event of the Participant's Disability or death within three (3) months after the termination of employment, directorship or consultancy, the Participant or the Participant's Survivors may exercise the Option within one (1) year after the date of the Participant's termination of employment, directorship or consultancy, but in no event after the date of expiration of the term of the Option.

     In the event the Participant's employment, directorship or consultancy is terminated by the Company or an Affiliate for "cause" (as defined in the Plan), the Participant's right to exercise any unexercised portion of this Option shall cease as of such termination, and this Option shall thereupon terminate. Notwithstanding anything herein to the contrary, if subsequent to the Participant's termination, but prior to the exercise of the Option, the Board of Directors of the Company determines that, either prior or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute "cause," then the Participant shall immediately cease to have any right to exercise the Option and this Option shall thereupon terminate.

     In the event of the Disability of the Participant, as determined in accordance with the Plan, the Option shall be exercisable within one (1) year after the date of such Disability or, if earlier, the term originally prescribed by the Option. In such event, the Option shall be exercisable:

     (a) to the extent exercisable but not exercised as of the date of Disability; and

     (b) in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights to exercise the Option as would have accrued had the Participant not become Disabled prior to the end of the accrual period which next ends following the date of Disability. The proration shall be based upon the number of days during the accrual period prior to the date of Disability.

     In the event of the death of the Participant while an employee, director or consultant of the Company or of an Affiliate, the Option shall be exercisable by the Participant's Survivors within one (1) year after the date of death of the Participant or, if earlier, within the originally prescribed term of the Option. In such event, the Option shall be exercisable:

     (x)  to the extent exercisable but not exercised as of the date of death;
          and

     (y) in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights to exercise the Option as would have accrued had the Participant not died prior to the end of the accrual period which next ends following the date of death. The proration shall be based upon the number of days during the accrual period prior to the Participant's death.

     5.   METHOD OF EXERCISING OPTION.

     Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Company at its principal executive office, in substantially the form of Exhibit A attached hereto. Such notice shall state the number of Shares with respect to which the Option is being exercised and shall be signed by the person exercising the Option. Payment of the purchase price for such Shares shall be made in accordance with Paragraph 7 of the Plan. The Company shall deliver a certificate or certificates representing such Shares as soon as practicable after the notice shall be received, provided, however, that the Company may delay issuance of such Shares until completion of any action or obtaining of any consent, which the Company deems necessary or appropriate under any applicable law (including, without limitation, state securities or "blue sky" laws and satisfaction of applicable tax withholding requirements) and such Shares shall be subject to the restrictions set forth in
Section 7 of the Agreement and such other restrictions as the Administrator may determine in accordance with the Plan. The certificate or certificates for the Shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by the Participant and if the Participant shall so request in the notice exercising the Option, shall be registered in the name of the Participant and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event the Option shall be exercised, pursuant to Section 4 hereof, by any person or persons other than the Participant, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

     6.   PARTIAL EXERCISE.

     Exercise of this Option to the extent above stated may be made in part at any time and from time to time within the above limits, except that no fractional share shall be issued pursuant to this Option.

     7.   NON-ASSIGNABILITY.

     The Option shall not be transferable by the Participant otherwise than by will or by the laws of descent and distribution or pursuant to an applicable order of a court of competent jurisdiction. Except as provided in the previous sentence, the Option shall be exercisable, during the Participant's lifetime, only by the Participant (or, in the event of legal incapacity or incompetency, by the Participant's guardian or representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any rights granted hereunder contrary to the provisions of this
Section 7, or the levy of any attachment or similar process upon the Option or such rights shall be null and void.

     8.   NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE.

     The Participant shall have no rights as a stockholder with respect to Shares subject to this Agreement until registration of the Shares in the Company's share register in the name of the Participant. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date of such registration.

     9.   CAPITAL CHANGES AND BUSINESS SUCCESSIONS.

     The Plan contains provisions covering the treatment of Options in a number of contingencies such as stock splits and mergers. Provisions in the Plan for adjustment with respect to stock subject to Options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.

     10.  TAXES.

     The Participant acknowledges that upon exercise of the Option the Participant will be deemed to have taxable income measured by the difference between the then fair market value of the Shares received upon exercise and the price paid for such Shares pursuant to this Agreement. The Participant acknowledges that any income or other taxes due from him or her with respect to this Option or the Shares issuable pursuant to this Option shall be the Participant's responsibility.

     The Participant agrees that the Company may withhold from the Participant's remuneration, if any, the appropriate amount of federal, state and local withholding attributable to such amount that is considered compensation includable in such person's gross income. At the Company's discretion, the amount required to be withheld may be withheld in cash from such remuneration, or in kind from the Shares otherwise deliverable to the Participant on exercise of the Option. The Participant further agrees that, if the Company does not withhold an amount from the Participant's remuneration sufficient to satisfy the Company's income tax withholding obligation, the Participant will reimburse the Company on demand, in cash, for the amount under-withheld.

     11.  PURCHASE FOR INVESTMENT.

     Unless the offering and sale of the Shares to be issued upon the particular exercise of the Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

     (a) The person(s) who exercise the Option shall warrant to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing the Shares issued pursuant to such exercise:

               "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws;" and

     (b) If the Company so requires, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the 1933 Act without registration thereunder. Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

     12.  NO OBLIGATION TO MAINTAIN RELATIONSHIP.

     The Company is not by the Plan or this Option obligated to continue the Participant as an employee, director or consultant of the Company.

     13.  NOTICES.

     Any notices required or permitted by the terms of this Agreement or the Plan shall be given by recognized courier service, facsimile, registered or certified mail, return receipt requested, addressed as follows:

If to the Company:       America Online, Inc.
                         22000 AOL Way
                         Dulles, Virginia  20166
                         Attn:


If to the Participant:   As set forth in the Notice

or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given upon the earlier of receipt, one business day following delivery to a recognized courier service or three business days following mailing by registered or certified mail.

     14.  GOVERNING LAW.

     This Agreement shall be construed and enforced in accordance with the law of the State of Delaware, without giving effect to the conflict of law principles thereof.

     15.  BENEFIT OF AGREEMENT.

     Subject to the provisions of the Plan and the other provisions hereof, this Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

     16.  ENTIRE AGREEMENT.

     This Agreement, together with the Plan, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement not expressly set forth in this Agreement shall affect or be used to interpret, change or restrict, the express terms and provisions of this Agreement, provided, however, in any event, this Agreement shall be subject to and governed by the Plan.

     17.  MODIFICATIONS AND AMENDMENTS.

     The terms and provisions of this Agreement may be modified or amended as provided in the Plan.

     18.  WAIVERS AND CONSENTS.

     Except as provided in the Plan, the terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

     19.  FORMATION; SEVERABILITY.

     If any provision of this Agreement (including any provision of the Plan that is incorporated herein by reference) shall hereafter be held to be invalid, unenforceable or illegal, in whole or in part, in any jurisdiction under any circumstances for any reason, (i) such provision shall be reformed to the minimum extent necessary to cause such provision to be valid, enforceable and legal while preserving the intent of the parties as expressed in, and the benefits of the parties provided by, this Agreement and the Plan or (ii) if such provision cannot be so reformed, such provision shall be severed from this Agreement and an equitable adjustment shall be made to this Agreement (including, without limitation, addition of necessary further provisions to this Agreement) so as to give effect to the intent as so expressed and the benefits so provided. Such holding shall not affect or impair the validity, enforceability or legality of such provision in any other jurisdiction or under any other circumstances. Neither such holding nor such reformation or severance shall affect the legality, validity or enforceability of any other provision of this Agreement or the Plan.





                                                                     Exhibit A

                NOTICE OF EXERCISE OF NON-QUALIFIED STOCK OPTION

                           [Form of Registered Shares]

TO:  America Online, Inc.

IMPORTANT NOTICE: This form of Notice of Exercise may only be used for such time as the Company has filed a Registration Statement with the Securities and Exchange Commission under which the issuance of the Shares for which this exercise is being made is registered and such Registration Statement remains effective.

Ladies and Gentlemen:

     I hereby exercise my Non-Qualified Stock Option to purchase _________ shares (the "Shares") of the common stock, $.01 par value of America Online, Inc. (the "Company"), at the exercise price of $________ per share, pursuant to and subject to the terms of that certain Non-Qualified Stock Option Agreement between the undersigned and the Company dated _______________, ______.

     I understand the nature of the investment I am making and the financial risks thereof. I am aware that it is my responsibility to have consulted with competent tax and legal advisors about the relevant national, state and local income tax and securities laws affecting the exercise of the Option and the purchase and subsequent sale of the Shares.

     If I am subject to Section 16 of the Securities Exchange Act of 1934, I understand that at least six (6) months must elapse from the date of grant of the Option to the date of disposition of the Shares.

     I am paying the option exercise price for the Shares as follows:




     Please issue the stock certificate for the Shares (check one):

     [  ] to me; or

     [ ] to me and ____________________________, as joint tenants with right of survivorship,

     and mail the certificate to me at the following address:





     My mailing address for shareholder communications, if different from the address listed above, is:







                              Very truly yours,



                              Participant (signature)



                              Print Name



                              Date



                              Social Security Number